The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2010 Earnings Conference Call January 20, 2011 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. (“GIS”), the acceleration of accretion of the remaining issuance discount on our
TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and other National City integration costs in the 2010 and 2009 periods. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-
provision earnings (total revenue less noninterest expense), as we believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. Where applicable, we provide GAAP reconciliations for such additional information.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Today’s Discussion
2010 strategic achievements
Business highlights
Key financial take-aways
Summary and 2011 expectations
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

2010 Strategic Highlights
Grew our businesses and delivered record net income in 2010
Transitioned to a higher quality balance sheet
Improved our Tier 1 capital ratios to record levels
Implemented the PNC sales and service model
Exceeded our original acquisition-related cost savings target
Actively managed our risk positions toward a moderate profile
Exceptional achievements in a challenging environment
6.0%
9.8%²
Tier 1 common ratio
Diluted EPS
Return on avg assets
Net income
As reported
$4.36 $5.74
.87% 1.28%
$2.4 billion $3.4 billion
2009 2010
Diluted EPS
Return on avg assets
Net income
As adjusted¹
$3.45 $6.07
.72% 1.25%
$2.0 billion $3.3 billion
2009 2010
Amounts are as of or for the year ended December 31. (1) 2010 adjusted for the after-tax gain on the sale of GIS and the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock.  2009 adjusted for the after-tax BLK/BGI gain. Both periods adjusted for after-tax integration costs. Further information is provided in the Appendix. (2) Estimated.
PNC Is Positioned to Deliver Even Greater Shareholder Value. PNC Is Positioned to Deliver Even Greater Shareholder Value.

Strong 2010 Business Results Contributed to
Record Performance
(1) Represents consolidated PNC amounts.
Retail Banking
Grew checking relationships by
75,000 during the year
Online bill payment active
customers up 25% from 4Q09
High customer and employee
engagement
Corporate & Institutional Banking
Added record number of new clients
FY10 treasury management
1
revenue
up 8% vs. 2009
FY10 capital markets
1
revenue up
16% year over year
Asset Management
Record high client acquisition and
client satisfaction
Assets under management up
$5 billion from 4Q09
Assets under administration over
$210 billion
Residential Mortgage
Realigned the business to PNC’s model
FY10 servicing fees up 9% year over
year
FY10 noninterest expenses down 11%
from 2009

2010 sales up 16% vs. 2009
2H10 sales up 17% vs. 1H10
100% of markets exceeded 2010 goal
2010 sales up 26% vs. 2009
2H10 sales up 58% vs. 1H10
90% of markets exceeded 2010 goal
Strong Sales Momentum Across the Franchise
Corporate
Banking
Wealth
Management
Institutional
Investments
Commercial
Banking
Sales contribution by region
2010 annualized
Products
Eastern
markets
56%
(vs. 58% in 2009)
Western
markets
44%
(vs. 42% in 2009)
2010 franchise sales up 20% vs. 2009

Key Financial Take-Aways
$1.60
$1.50
4Q10
$6.07
$5.74
FY10
$1.56
$2.07
3Q10
Strong
earnings
$3.45
$4.36
FY09
Adjusted earnings per diluted share
1,2
Reported earnings per diluted share
17.2% 16.0% 21.4% 15.4% Return on Tier 1 common capital
4
$56.29
4Q10
$56.29
FY10
$55.91
3Q10
Improved
valuation
drivers
$47.68
FY09
Book value per common share
5
3.82% 4.14% 3.96% 3.93% Net interest margin
2.17% 3.03% 3.10% 3.15% Provision-adjusted net interest
margin³
44%
4Q10
39%
FY10
38%
3Q10
Improved
earnings
drivers
44%
FY09
Noninterest income to total revenue
(1) 3Q10 and FY10 adjusted for the after-tax gain on the sale of GIS. FY09 adjusted for the after-tax BLK/BGI gain. All periods adjusted for after-tax integration costs. (2) FY10 adjusted for the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock in 1Q10. (3) Net interest margin less (annualized provision/average interest-earning assets). (4) 4Q10 and FY10 tier 1 common capital are estimated. Return on tier 1 common capital calculated as annualized net income divided by tier 1 common capital. (5) At period end. Further information related to (1), (2), (3) and (4) is provided in the Appendix.

A Higher Quality, Differentiated Balance Sheet
$260.1
29.4
.6
50.9
179.2
51.0
$128.2
$260.1
46.5
150.1
$63.5
Sept. 30,
2010
$264.3
29.6
.6
50.7
183.4
48.7
$134.7
$264.3
49.4
150.6
$64.3
Dec. 31,
2010
7.8 Preferred equity
$269.9 Total liabilities and equity
53.2 Borrowed funds, other
186.9 Total deposits
22.0 Common equity
60.7 Retail CDs, time, savings
$126.2 Transaction deposits
56.4 Other assets
157.5 Total loans
$269.9 Total assets
$56.0
Dec. 31,
2009
Investment securities
Category (billions)
Growth in high quality, short-
duration securities
Loan balances appear to be
stabilizing
Continued growth in
transaction deposits while
reducing higher cost brokered
and retail CDs
Core funded – loans to deposits
ratio of 82%
Significant improvement in
common equity
Highlights

Credit Quality Improvement
Accruing loans past due
1,2
(1) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (2) Excludes loans that are government insured/guaranteed, primarily residential mortgages. (3) Does not include loans held for sale or foreclosed and other assets.
$2.5
$1.9
$1.4
$1.4
$.8
$.6 $.6
$.5
1Q10 2Q10 3Q10 4Q10
30-89 Days
90 Days +
Provision for credit losses
$751
$823
$486
$442
1Q10 2Q10 3Q10 4Q10
Net charge-offs
$691
$840
$614
$791
1Q10 2Q10 3Q10 4Q10
Nonperforming loans
1,3
$5.8
$5.1
$4.8
$4.5
1Q10 2Q10 3Q10 4Q10

Relatively Stable Net Interest Income and
Provision-Adjusted Net Interest Margin¹
$2.0
$1.9 $1.9
$1.9
$.3
$.3
$.5
$.4
NII
$2.4
$2.4
$2.2
1Q10 2Q10 3Q10
$227
$225
$224
$224
NII excluding purchase accounting accretion
Impact of purchase accounting accretion
Average interest-earning assets
4Q10
$2.2
3.96%
4.35%
3.93%
4.24%
2.88%
3.15%
3.10%
2.90%
1Q10 2Q10 3Q10 4Q10
Net interest margin
Provision-adjusted NIM
1
(1) Net interest margin less (annualized provision/average interest-earning assets). PNC believes that provision-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets. Further information is provided in the Appendix.
Provision
.8 .8 .5 .4
NII less
provision
$1.6 $1.6 $1.7 $1.8

Strong Pretax Pre-Provision Earnings¹
from Diverse
Revenue Streams and Well-Controlled Expenses
(1) Total revenue less noninterest expense. PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate our ability to provide for credit costs through operations. Further information is provided in the Appendix.
$3,903
$2,340
$1,563
$442
Net
interest
income
56%
Non-
interest
income
44%
Total
revenue
Noninterest
expense
Pretax
pre-
provision
earnings¹
Provision
Three months ended December 31, 2010
Asset
management
Consumer
services
Corporate
services
Residential
mortgage
Deposit
service
charges
18%
19%
9%
22%
8%
Other
24%
$1.7B
Noninterest income

Improved Capital and Solid Returns
Ratios and book value per common share as of quarter end. (1) Estimated. (2) Return on tier 1 common capital calculated as annualized net income divided by tier 1 common capital. All periods adjusted for after-tax integration costs. 3Q10 also adjusted for the after-tax gain on the sale of GIS. Unadjusted, the return on Tier 1 common for 1Q10, 2Q10, 3Q10 and 4Q10 was 15.5%, 17.7%, 21.4%, and 15.4%, respectively.
Further information is provided in the Appendix.
Tier 1 ratio Tier 1 common ratio
7.9%
8.3%
9.6%
9.8%
1Q10 2Q10 3Q10 4Q10
Adjusted return on Tier 1 common²
Book value per common share
$50.32
$52.77
$55.91
$56.29
1Q10 2Q10 3Q10 4Q10
10.3%
10.7%
11.9%
12.1%
1Q10 2Q10 3Q10 4Q10
17.2%
19.2%
16.2%
16.3%
1Q10 2Q10 3Q10 4Q10
1 1
1

PNC Is Well Positioned to Capture
Growth Opportunities
Time
Disciplined
expense
management
Growth
through
execution
Growth
through
lending
Growth
through
innovation
Growth
through
market share
Credit quality
improvement
Capital
management
Higher
interest rates Non-distressed loan contraction beginning to level off
Balance sheet remains well-positioned for rising rates
Continuous improvement culture in place
across franchise
PNC’s outlook
Continued low cost deposit growth expected
Credit metrics expected to continue to improve with a
stable to improving economy
Proven products growing with more
in pipeline
Strong sales, cross-sell and client
acquisition momentum

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as
“believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,” “goal” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o A slowing or failure of the moderate economic recovery that began in mid-2009 and continued throughout 2010.
o Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations.
o Changes in levels of unemployment.
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•Turbulence in significant portions of the US and global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•We will be impacted by the extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”)
and ongoing reforms impacting the financial institution industry generally. Further, as much of the Dodd-Frank Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began in mid-2009 and continued throughout 2010 will slowly gather enough momentum in 2011 to lower the unemployment rate amidst continued
low interest rates.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment.
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation (such as that under the Dodd-Frank
Act) as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o Changes in accounting policies and principles.
o Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular.
o Changes to regulations governing bank capital, including as a result of the Dodd-Frank Act and of the so-called “Basel III” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies. Acquisitions present us with risks in addition to those presented by the nature of the business acquired. These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. In addition, regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $820 $798 $1.50
Reported net income, if annualized $3,253 $263,558 1.23%
Adjustment:
Integration costs $78 ($27) 51 51 .10
Net income, diluted EPS, and return on avg. assets, as adjusted $871 $849 $1.60
Net income, as adjusted, if annualized $3,454 $263,558 1.31%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $1,103 $1,094 $2.07
Adjustments:
Gain on sale of GIS ($639) $311 (328) (328) (.62)
Integration costs 96 (34) 62 62 .11
Net income and diluted EPS, as adjusted $837 $828 $1.56
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $1,107 $1,011 $2.17
Adjustments:
Gain on BlackRock/BGI transaction ($1,076) $389 (687) (687) (1.49)
Integration costs 155 (54) 101 101 .22
Net income and diluted EPS, as adjusted $521 $425 $.90
For the three months ended December 31, 2010
For the three months ended September 30, 2010
For the three months ended December 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS and the after-tax gain on the BlackRock/BGI transaction also reflect the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $3,397 $3,011 $5.74 $264,902 1.28%
Adjustments:
Gain on sale of GIS ($639) $311 (328) (328) (.63)
Integration costs 387 (136) 251 251 .48
TARP preferred stock accelerated discount accretion² 250 .48
Net income, diluted EPS, and return on avg. assets, as adjusted $3,320 $3,184 $6.07 $264,902 1.25%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $2,403 $2,003 $4.36 $276,876 0.87%
Adjustments:
Gain on BlackRock/BGI transaction ($1,076) $389 (687) (687) (1.51)
Integration costs 421 (147) 274 274 .60
Net income, diluted EPS, and return on avg. assets, as adjusted $1,990 $1,590 $3.45 $276,876 0.72%
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS and the after-tax gain on the BlackRock/BGI transaction also reflect the impact of state income taxes.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the preferred stock in February 2010.
For the year ended December 31, 2010
For the year ended December 31, 2009

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions Dec. 31, 2010 Sept. 30, 2010 June 30, 2010 Mar. 31, 2010 Dec. 31, 2009
Net interest margin, as reported 3.93% 3.96% 4.35% 4.24% 4.05%
Provision for credit losses $442 $486 $823 $751 $1,049
Avg. interest earning assets $223,795 $223,677 $224,580 $226,992 $230,998
Annualized provision/Avg. interest earning assets 0.78% 0.86% 1.47% 1.34% 1.80%
Provision-adjusted net interest margin (1) 3.15% 3.10% 2.88% 2.90% 2.25%
For the year ended
$ in millions Dec. 31, 2010 Dec. 31, 2009
Net interest margin, as reported 4.14% 3.82%
Provision for credit losses $2,502 $3,930
Avg. interest earning assets $224,749 $238,487
Annualized provision/Avg. interest earning assets 1.11% 1.65%
Provision-adjusted net interest margin (1) 3.03% 2.17%
PNC believes that provision-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.
(1) The adjustment represents annualized provision for credit losses divided by average interest-earning assets.
For the three months ended
In millions Dec. 31, 2010 Sept. 30, 2010 June 30, 2010 Mar. 31, 2010 Dec. 31, 2009
Total revenue $3,903 $3,598 $3,912 $3,763 $4,886
Noninterest expense 2,340                      2,158                      2,002                      2,113                      2,209
Pretax pre-provision earnings $1,563 $1,440 $1,910 $1,650 $2,677
For the year ended
In millions Dec. 31, 2010 Dec. 31, 2009
Total revenue $15,176 $16,228
Noninterest expense 8,613                      9,073
Pretax pre-provision earnings $6,563 $7,155
PNC believes that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.  Total revenue and noninterest expense are both from continuing operations on our consolidated income statement.

Non-GAAP to GAAP Reconcilement
Appendix
As of or for the three months ended
In millions Dec. 31, 2010 Sept. 30, 2010 June 30, 2010 Mar. 31, 2010
Tier 1 common capital $21,191 $20,437 $18,173 $17,562
Reported net income 820                     1,103                 803                     671
Reported net income, if annualized 3,253                 4,376                 3,221                 2,721
Adjustments:
   After-tax gain on sale of GIS -                     (328)
   After-tax impact of integration costs 51                      62                      65                      73
Adjusted net income $871 $837 $868 $744
Adjusted net income, if annualized 3,454                 3,321                 3,482                 3,017
Return on tier 1 common capital 15.4% 21.4% 17.7% 15.5%
Adjusted return on tier 1 common capital 16.3% 16.2% 19.2% 17.2%
As of or for the year ended
In millions Dec. 31, 2010 Dec. 31, 2009
Tier 1 common capital $21,191 $13,941
Reported net income 3,397                 2,403
Adjustments:
   After-tax gain on BlackRock/BGI transaction -                     (687)
   After-tax gain on sale of GIS (328)                   -
   After-tax impact of integration costs 251                     274
Adjusted net income $3,320 $1,990
Return on tier 1 common capital 16.0% 17.2%
Adjusted return on tier 1 common capital 15.7% 14.3%
PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity and that such information adjusted for the impact of the BLK/BGI and GIS gains and integration costs may be useful due to the extent to which those items are not indicative of our ongoing operations. After-tax adjustments are calculated using a marginal federal income tax rate of 35% and include applicable income tax adjustments. The after-tax gain on the sale of GIS and the after-
tax BLK/BGI gain also reflect the impact of state income taxes. Pretax amounts and tax benefit for all adjustments other than first and second quarters of 2010 are shown on slides 18 and 19. Integration costs for 1Q10 are $113 million pretax with tax benefit of
$40 million; integration costs for 2Q10 are $100 million pretax with tax benefit of $35 million.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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